EXECUTION COPY

AMENDMENT NO. 1
TO
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, dated as of March 7, 2016, but effective as of February 5, 2015 (this “Agreement”) is entered into by and among SSE Holdings, LLC, a Delaware limited liability company (the “Company”), and its Majority Members, identified on the signature pages hereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Third A&R LLC Agreement (as defined herein).
WHEREAS, the Company and its Members entered into a Third Amended and Restated Limited Liability Company Agreement, dated as of February 4, 2015 (together with all schedules, exhibits and annexes thereto, the “Third A&R LLC Agreement”).
WHEREAS, the Company and the Majority Members desire to amend the Third A&R LLC Agreement to reflect the original intent of all parties to the Third A&R LLC Agreement with respect to the calculation of the Common Unit Redemption Price.
NOW, THEREFORE, the Company and the Majority Members agree as follows:

A.	The definition of “Common Unit Redemption Price” is hereby amended in its entirety as follows:
“Common Unit Redemption Price” means (1) with respect to any underwritten transaction, the purchase price (net of any underwriter discounts or commissions) paid by the underwriter(s) for a share of Class A Common Stock in such underwritten transaction, and (2) in the absence of an underwritten transaction, the arithmetic average of the volume weighted average prices for a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Redemption Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock. If the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then a majority of the Independent Directors shall determine the Common Unit Redemption Price in good faith.

B.	As hereby amended by this Amendment, the Third A&R LLC Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement effective as of February 5, 2015.

COMPANY
SSE HOLDINGS, LLC
By:	/s/ Jeff Uttz
Name:	Jeff Uttz
Title:	Chief Financial Officer

MAJORITY MEMBERS
SHAKE SHACK INC.
By:	/s/ Jeff Uttz
Name:	Jeff Uttz
Title:	Chief Financial Officer

UNION SQUARE HOSPITALITY GROUP, LLC
By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Chief Executive Officer

GRAMERCY TAVERN CORP
By:	/s/ Daniel H. Meyer
Name:	Daniel H. Meyer
Title:	Authorized Signatory

DANIEL H. MEYER 2012 GIFT TRUST U/A/D 10/31/12
By:	/s/ Audrey Meyer
Name:	Audrey Meyer, not individually but solely as Co-Trustee

[Signature Page to Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement]

GREEN EQUITY INVESTORS VI, L.P.
By:	GEI Capital VI, LLC, its General Partner

By:	/s/ Lance J.T. Schumacher
Name:	Lance J.T. Schumacher
Title:	Vice President - Tax

LGP MALTED COINVEST LLC

By:	Peridot Coinvest Manager LLC, its Manager
By:	Leonard Green & Partners, L.P., its Manager
By:	LGP Management, Inc., its General Partner

By:	/s/ Lance J.T. Schumacher
Lance J.T. Schumacher
Vice President - Tax

SEG PARTNERS, L.P.

By:	SEG Partners Holdings, LLC, its general partner

By:	/s/ George Loening
Name:	George Loening
Title:	Managing Member

SEG PARTNERS II, L.P.
By:	SEG Partners II Holdings, LLC, its general partner

By:	/s/ George Loening
Name:	George Loening
Title:	Managing Member

[Signature Page to Amendment No. 1 to Third Amended and Restated Limited Liability Company Agreement]